UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2007

                    DATE OF REPORTING PERIOD: APRIL 30, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.


      [LOGO]   THOMPSON, SIEGEL & WALMSLEY, INC.
               -----------------------------------------------------------------
               INVESTMENT MANAGMENT

                               THE TS&W PORTFOLIOS

                         THE ADVISORS' INNER CIRCLE FUND

      SEMI-ANNUAL REPORT                                      APRIL 30, 2007

--------------------------------------------------------------------------------

      -     TS&W EQUITY PORTFOLIO

      -     TS&W FIXED INCOME PORTFOLIO

      -     TS&W INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                             APRIL 30, 2007

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder Letter .......................................................    1

Schedules of Investments
   Equity Portfolio ......................................................    6
   Fixed Income Portfolio ................................................   10
   International Equity Portfolio ........................................   17

Statements of Assets and Liabilities .....................................   22

Statements of Operations .................................................   23

Statements of Changes in Net Assets
   Equity Portfolio ......................................................   24
   Fixed Income Portfolio ................................................   25
   International Equity Portfolio ........................................   26

Financial Highlights
   Equity Portfolio ......................................................   27
   Fixed Income Portfolio ................................................   28
   International Equity Portfolio ........................................   29

Notes to Financial Statements ............................................   30

Disclosure of Portfolio Expenses .........................................   41

Approval of Investment Advisory Agreement ................................   43

--------------------------------------------------------------------------------

The  Portfolios  file their  complete  schedules of portfolio  holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios' Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

April 30, 2007

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the six month period ended April 30, 2007 on the Advisors' Inner Circle Portfolios managed by Thompson, Siegel & Walmsley LLC (TS&W).

On April 30, 2007 the Equity Portfolio's total net assets were $54,297,801, the Fixed Income Portfolio's total net assets were $38,734,668 and the International Equity Portfolio's total net assets were $79,269,292.

Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate utilize a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the same investment philosophy and decision making process which has been in place at our firm for over three decades. We pursue a conservative approach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision-making process focuses on fundamental analysis of economic sectors, industries, and companies; and determination of absolute and relative values in the market. We have significantly expanded our capabilities in the last few years through the addition of several experienced analysts to our investment firm. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio gained 9.81% after fees and expenses in the six-month period ended April 30, 2007. This compares favorably with the 8.60% return for the S&P 500 Composite Index, our benchmark index, over the same period. For the most recent three-month period the Equity Portfolio gained 3.80% net of fees and expenses, while the benchmark index return was up 3.54%. Return opportunities in the past six months have been in an intriguing combination of cyclically and non-cyclically exposed sectors, with our highest returns arising from our positions in Machinery, Other Energy, Healthcare and Utility stocks. The distribution of returns across such disparate sectors highlights the importance of a sound bottom-up process that identifies specific company miss-valuations and catalysts.

The yield curve has remained challenging for many companies in the financial sector and those challenges have been exacerbated by concerns about the spreading effect of sub-prime mortgage default. We are emerging from a period of pronounced inversion and for the moment longer rates have been trending upward. We anticipate a further modest increase in long rates and a gradually steepening yield curve. As the curve becomes more

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

normally shaped, financial company profitability should improve, and the stocks today are priced at particularly attractive valuations, thus supporting their position as our largest absolute sector weight in the portfolio.

We expect the US economy to continue to expand over the course of the next year, although the expansion may show some unevenness. Consumer spending should remain healthy while employment growth is strong, and we do not anticipate a downturn in hiring activity. Nonetheless, consumers are facing the double challenge of rising interest rates, which may dampen housing and household equity-linked activity, and fairly high gasoline prices which can gnaw at confidence upon every trip to the filling station. We are watching these offsetting trends carefully and considering their possible impact upon the portfolio. We do anticipate that global economic trends will remain strong and our portfolio does retain an outward, global focus rather than a purely domestic perspective.

In managing the TS&W Equity Portfolio, Thompson, Siegel & Walmsley seeks to consistently outperform the benchmark S&P 500 Index. Our experienced investment team employs a disciplined, value investment philosophy that emphasizes independent fundamental research and collaborative decision-making. We work to control risk through broad diversification and by investing in stocks priced at a significant discount to fair value. We believe this process can produce good results under a wide variety of market conditions, as it has demonstrated in past years.

TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio gained 2.61% after fees and expenses in the six-month period ended April 30, 2007. The fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 2.63% over the same period. For the most recent three-month period the Fixed Income Portfolio gained 1.68% while the benchmark index return gained 2.09%. Over the last six months, interest rates have been somewhat volatile as expectations of Fed easing fluctuate with each passing economic statistic. On April 30, 2007, the 10 year Treasury yield was 4.81%, just about where it began on October 31, 2006. The range in yield over this time period was much more dramatic however from the low of 4.42% to the high of 4.90%. Short-term securities outperformed longer term securities as the yield curve steepened and investors began to anticipate a potential Federal Reserve ("Fed") ease.

The TS&W Fixed Income Portfolio's duration at the end of the quarter was 4.0 years with an average maturity of 7.0 years. The duration of the benchmark index was 4.6 years with an average maturity of 6.8 years. At quarter end, 4.4% of the Fund's assets were invested in Treasury or agency securities, 54.7% in corporate bonds, 39.9% in mortgage-backed bonds, and 1.0% in cash equivalents. The average credit rating of the portfolio is AA2.

We believe the economic growth will continue to moderate and inflation will subside allowing the Fed to hold monetary policy steady. The yield curve should remain relatively flat with long-term interest rates being range-bound. The TS&W Fixed Income Portfolio will continue to focus on yield as the main driver of return in the months ahead.

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THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio gained 14.03% after fees and expenses in the six month period ended April 30, 2007. Our benchmark index, The Morgan Stanley Capital International EAFE Index ("EAFE"), was up 15.46% over the same period. The International Equity Portfolio gained 5.84% for the fiscal quarter ended April 30, 2007, while EAFE rose 7.97% over the same period.

Robust economic expansion, strong corporate earnings growth, relatively low interest rates and a sustained surge in merger and acquisition activity have combined to create nearly ideal conditions for global equity markets since the summer of 2006. In this very strong environment we have seen a number of cyclical stocks reach our price targets, leading us to trim or eliminate these positions. Additions to the Portfolio include several telecommunications stocks because this group exhibits attractive valuation, strong cash flow in excess of capital spending needs, and catalysts that we expect to lead to higher stock prices. Telecommunication companies also tend to offer above-average dividend yields.

The TS&W International Equity Portfolio focuses its investments on developed markets, so we have no direct exposure to China's frothy exchanges. Nevertheless, a sharp global correction in mid-February, triggered by a sudden sell-off on China's speculative markets, served as a reminder of that nation's growing influence on stock markets around the world. Although we are cognizant of the risks presented by the soaring Chinese economy and the rapid advance of stock prices around the world, TS&W remains optimistic about the outlook for international stocks. Valuations, though higher than they were last summer, remain generally favorable. We maintain a broadly diversified portfolio with representation in 18 markets around the world and no outsized concentrations in particular industry groups. We believe the TS&W International Equity Portfolio is positioned to produce good results over the remainder of the current fiscal year and into 2008.

Respectfully submitted,

/s/ Horace P. Whitworth

Horace P. Whitworth, CFA, CPA
Co-CEO

This represents the managers' assessment of the Portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

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THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

                 TS&W EQUITY TOP TEN HOLDINGS AT APRIL 30, 2007
                         (AS A PERCENTAGE OF NET ASSETS)

 1.   BP ADR (2.66%)
 2.   Procter & Gamble (2.42%)
 3.   Nokia ADR (2.35%)
 4.   American International Group (2.26%)
 5.   Baxter International (2.22%)
 6.   Praxair (2.19%)
 7.   Citigroup (2.10%)
 8.   L-3 Communications Holdings (2.07%)
 9.   L.M. Ericcsson Telephone ADR (1.98%)
10.   General Electric (1.96%)

          TS&W INTERNATIONAL EQUITY TOP TEN HOLDINGS AT APRIL 30, 2007
                         (AS A PERCENTAGE OF NET ASSETS)

 1.   Allianz (2.38%)
 2.   E.ON ADR (2.04%)
 3.   Persimmon (1.92%)
 4.   East Japan Railway (1.84%)
 5.   BP ADR (1.83%)
 6.   Nestle (1.82%)
 7.   Brambles (1.78%)
 8.   Mitsubishi UFJ Financial Group (1.77%)
 9.   TNT (1.76%)
10.   Continental (1.76%)

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THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

                      DEFINITION OF THE COMPARATIVE INDICES

LEHMAN BROTHERS AGGREGATE BOND INDEX is a fixed-income market value-weighted index that combines the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an unmanaged index comprised of over 1,100 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 COMPOSITE INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 94.6%
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   -----------
CONSUMER DISCRETIONARY -- 7.4%
   Carnival ........................................       19,900   $   972,911
   Home Depot ......................................       19,100       723,317
   Target ..........................................       11,700       694,629
   Time Warner .....................................       44,100       909,783
   TJX .............................................       26,600       741,874
                                                                    -----------
                                                                      4,042,514
                                                                    -----------
CONSUMER STAPLES -- 7.1%
   Coca-Cola Enterprises ...........................       35,100       770,094
   Nestle ADR ......................................       10,400     1,033,687
   Procter & Gamble ................................       20,400     1,311,924
   Sara Lee ........................................       44,700       733,527
                                                                    -----------
                                                                      3,849,232
                                                                    -----------
ENERGY -- 9.0%
   BP ADR ..........................................       21,450     1,444,014
   ConocoPhillips ..................................       14,300       991,705
   EOG Resources ...................................       10,700       785,808
   Grant Prideco* ..................................       18,650       961,221
   Valero Energy ...................................        9,700       681,231
                                                                    -----------
                                                                      4,863,979
                                                                    -----------
FINANCIALS -- 18.8%
   American International Group ....................       17,550     1,226,921
   AON .............................................       26,500     1,026,875
   Bank of America .................................       15,050       766,045
   Citigroup .......................................       21,266     1,140,283
   E*Trade Financial* ..............................       40,800       900,864
   Genworth Financial, Cl A ........................       21,600       788,184
   JPMorgan Chase ..................................       20,250     1,055,025
   Merrill Lynch ...................................        5,675       512,055
   MGIC Investment .................................       15,100       930,311
   Prudential Financial ............................       10,650     1,011,750
   Wells Fargo .....................................       24,000       861,360
                                                                    -----------
                                                                     10,219,673
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   -----------
HEALTH CARE -- 8.9%
   Abbott Laboratories .............................       17,550   $   993,681
   Baxter International ............................       21,300     1,206,219
   GlaxoSmithKline ADR .............................       16,300       941,814
   Merck ...........................................       17,700       910,488
   Pfizer ..........................................       28,600       756,756
                                                                    -----------
                                                                      4,808,958
                                                                    -----------
INDUSTRIALS -- 18.4%
   3M ..............................................       10,050       831,838
   AMR* ............................................       25,500       665,295
   Avery Dennison ..................................       15,600       970,320
   Burlington Northern Santa Fe ....................       10,350       906,039
   Caterpillar .....................................       11,400       827,868
   Deere ...........................................        7,300       798,620
   General Electric ................................       28,850     1,063,411
   L-3 Communications Holdings .....................       12,500     1,124,125
   Manpower ........................................       12,300       987,075
   Republic Services ...............................       33,000       921,690
   RR Donnelley & Sons .............................       22,600       908,520
                                                                    -----------
                                                                     10,004,801
                                                                    -----------
INFORMATION TECHNOLOGY -- 14.8%
   Agilent Technologies* ...........................       29,100     1,000,167
   BMC Software* ...................................       20,900       676,533
   Cisco Systems ...................................       38,300     1,024,142
   Hewlett-Packard .................................       12,030       506,944
   L.M. Ericsson Telephone ADR .....................       28,100     1,072,577
   Microsoft .......................................       32,000       958,080
   Nokia ADR .......................................       50,500     1,275,125
   Seagate Technology ..............................       37,300       826,195
   Western Union ...................................       33,500       705,175
                                                                    -----------
                                                                      8,044,938
                                                                    -----------
MATERIALS -- 3.6%
   Freeport-McMoRan Copper & Gold ..................       10,950       735,402
   Praxair .........................................       18,450     1,190,948
                                                                    -----------
                                                                      1,926,350
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   -----------
TELECOMMUNICATION SERVICES -- 1.4%
   Deutsche Telekom ADR ............................       41,400   $   760,104
                                                                    -----------
UTILITIES -- 5.2%
   Centerpoint Energy ..............................       27,600       519,708
   Dominion Resources ..............................        8,400       766,080
   PPL .............................................       18,900       824,229
   Public Service Enterprise Group .................        8,500       734,825
                                                                    -----------
                                                                      2,844,842
                                                                    -----------
   TOTAL COMMON STOCK
      (Cost $43,161,680) ...........................                 51,365,391
                                                                    -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT
                                                       ---------
   Morgan Stanley
      5.000%, dated 04/30/07, to be repurchased
      on 05/01/07, repurchase price $3,547,811
      (collateralized by a U.S. Treasury
      obligation, par value $2,746,056, 8.125%,
      08/15/19, with a total market value of
      $3,618,284) (Cost $3,547,318) ................   $3,547,318     3,547,318
                                                                    -----------
   TOTAL INVESTMENTS -- 101.1%
      (Cost $46,708,998) ...........................                $54,912,709
                                                                    ===========

      PERCENTAGES ARE BASED ON NET ASSETS OF $54,297,801.

  *   NON-INCOME PRODUCING SECURITY

ADR   AMERICAN DEPOSITARY RECEIPT

 CL   CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

At April 30, 2007, sector diversification of the Portfolio was as follows:

                                                          % OF
SECTOR DIVERSIFICATION                                 NET ASSETS      VALUE
----------------------                                 ----------   -----------
COMMON STOCK
Financials .........................................      18.8%     $10,219,673
Industrials ........................................      18.4       10,004,801
Information Technology .............................      14.8        8,044,938
Energy .............................................       9.0        4,863,979
Health Care ........................................       8.9        4,808,958
Consumer Discretionary .............................       7.4        4,042,514
Consumer Staples ...................................       7.1        3,849,232
Utilities ..........................................       5.2        2,844,842
Materials ..........................................       3.6        1,926,350
Telecommunication Services .........................       1.4          760,104
                                                         -----      -----------
TOTAL COMMON STOCK .................................      94.6       51,365,391
REPURCHASE AGREEMENT ...............................       6.5        3,547,318
                                                         -----      -----------
TOTAL INVESTMENTS ..................................     101.1       54,912,709
TOTAL OTHER ASSETS AND LIABILITIES .................      (1.1)        (614,908)
                                                         -----      -----------
NET ASSETS .........................................     100.0%     $54,297,801
                                                         =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 36.4%
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT        VALUE
                                                       ----------   -----------
   Federal Home Loan Mortgage Corporation Gold
      6.500%, 03/01/32 .............................     $224,921   $   232,528
      6.500%, 12/01/32 .............................      286,449       295,277
      6.000%, 10/01/16 .............................      691,268       703,563
      6.000%, 12/01/32 .............................       91,931        93,211
      6.000%, 07/01/33 .............................      283,239       287,184
      6.000%, 11/01/33 .............................      659,312       667,729
      6.000%, 10/01/35 .............................      729,053       735,623
      5.500%, 12/01/21 .............................      581,261       582,068
      4.000%, 01/01/09 .............................      327,293       322,555
   Federal National Mortgage Association
      6.000%, 09/01/17 .............................      183,084       186,282
      5.500%, 10/01/14 .............................      617,763       619,875
      5.500%, 08/01/15 .............................      326,154       327,584
      5.500%, 07/01/18 .............................      104,531       104,896
      5.500%, 11/01/18 .............................      397,646       398,865
      5.500%, 04/01/33 .............................      549,945       545,289
      5.500%, 09/01/33 .............................      926,877       919,029
      5.500%, 02/01/35 .............................      516,788       512,080
      5.500%, 10/01/35 .............................      636,020       629,776
      5.500%, 01/01/36 .............................      867,759       859,241
      5.500%, 05/01/36 .............................      935,567       925,466
      5.500%, 07/01/36 .............................      686,169       678,761
      5.500%, 11/01/36 .............................      768,862       760,561
      5.000%, 09/01/18 .............................      535,942       529,687
      5.000%, 12/01/19 .............................      332,157       327,936
      5.000%, 05/01/35 .............................      441,892       427,348
      5.000%, 07/01/35 .............................      416,863       403,142
      5.000%, 08/01/35 .............................      787,394       761,478
   Government National Mortgage Association
      6.000%, 11/15/31 .............................      264,974       269,474
                                                                    -----------
   TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
      (Cost $14,163,998) ...........................                 14,106,508
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 30.7%
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT        VALUE
                                                       ----------   -----------
CONSUMER DISCRETIONARY -- 6.2%
   Dillards
      7.130%, 08/01/18 .............................     $300,000   $   294,750
      6.690%, 08/01/07 .............................      275,000       276,031
   Goodyear Tire & Rubber
      7.857%, 08/15/11 .............................      213,000       222,851
   Home Depot
      5.400%, 03/01/16 .............................      320,000       313,385
   Imax
      9.625%, 12/01/10 .............................      300,000       297,000
   Phillips Van-Heusen
      7.250%, 02/15/11 .............................      250,000       256,250
   Rent-A-Center, Cl B
      7.500%, 05/01/10 .............................      270,000       272,700
   Ryland
      5.375%, 01/15/15 .............................      500,000       462,012
                                                                    -----------
                                                                      2,394,979
                                                                    -----------
CONSUMER STAPLES -- 3.2%
   Archer-Daniels-Midland
      5.935%, 10/01/32 .............................      495,000       488,893
   Brown-Forman
      5.200%, 04/01/12 .............................      260,000       259,210
   Dean Foods Company
      7.000%, 06/01/16 .............................      500,000       506,250
                                                                    -----------
                                                                      1,254,353
                                                                    -----------
ENERGY -- 2.3%
   Anadarko Finance, Ser B
      7.500%, 05/01/31 .............................      400,000       446,700
   Giant Industries
      8.000%, 05/15/14 .............................      200,000       209,000
   Universal Compression
      7.250%, 05/15/10 .............................      250,000       253,125
                                                                    -----------
                                                                        908,825
                                                                    -----------
FINANCIALS -- 10.8%
   Bank of America
      5.375%, 08/15/11 .............................      330,000       333,853

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT        VALUE
                                                       ----------   -----------
FINANCIALS -- CONTINUED
   BB&T
      6.500%, 08/01/11 .............................     $725,000   $   761,489
   CIT Group
      4.250%, 02/01/10 .............................      320,000       313,002
   Credit Suisse First Boston
      6.125%, 11/15/11 .............................      500,000       520,222
   General Motors Acceptance
      6.875%, 09/15/11 .............................      250,000       250,840
   Goldman Sachs Group
      5.650%, 06/28/10 .............................      525,000       527,605
      5.125%, 01/15/15 .............................      375,000       366,631
   Metlife
      5.000%, 11/24/13 .............................      300,000       295,434
   Morgan Stanley
      6.750%, 04/15/11 .............................      770,000       814,095
                                                                    -----------
                                                                      4,183,171
                                                                    -----------
HEALTH CARE -- 1.9%
   Hillenbrand Industries
      4.500%, 06/15/09 .............................      525,000       517,595
   Wellpoint
      5.850%, 01/15/36 .............................      250,000       241,554
                                                                    -----------
                                                                        759,149
                                                                    -----------
INDUSTRIALS -- 1.6%
   Burlington North Santa Fe
      5.650%, 05/01/17 .............................      300,000       301,340
   L-3 Communications
      7.625%, 06/15/12 .............................      300,000       310,875
                                                                    -----------
                                                                        612,215
                                                                    -----------
INFORMATION TECHNOLOGY -- 1.7%
   Seagate Technology
      6.375%, 10/01/11 .............................      400,000       398,500
   Xerox Capital Trust I
      8.000%, 02/01/27 .............................      250,000       255,000
                                                                    -----------
                                                                        653,500
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT        VALUE
                                                       ----------   -----------
MATERIALS -- 0.6%
   AK Steel
      7.875%, 02/15/09 .............................     $120,000   $   120,000
   Boise Cascade
      7.125%, 10/15/14 .............................      100,000        99,500
                                                                    -----------
                                                                        219,500
                                                                    -----------
TELECOMMUNICATION SERVICES -- 2.4%
   Alltel
      6.500%, 11/01/13 .............................      240,000       244,698
   Verizon New England
      6.500%, 09/15/11 .............................      650,000       677,790
                                                                    -----------
                                                                        922,488
                                                                    -----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $12,018,661) ...........................                 11,908,180
                                                                    -----------

--------------------------------------------------------------------------------
OTHER MORTGAGE-BACKED OBLIGATIONS -- 7.0%
--------------------------------------------------------------------------------
   Banc of America Commercial Mortgage,
      Ser 2006-4, Cl A3A
      5.600%, 07/10/46 .............................      610,000       620,092
   Carmax Auto Owner Trust, Ser 2006-2, Cl A2
      5.290%, 06/15/09 .............................      745,491       745,513
   JP Morgan Mortgage Acquisition, Ser 2005-FRE1,
      Cl A2F2
      5.224%, 10/25/35 .............................      578,569       575,529
   Wachovia Bank Commercial Mortgage Trust,
      Ser 2006-C27, Cl A2
      5.624%, 07/15/45 .............................      750,000       760,746
                                                                    -----------
   TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
      (Cost $2,688,273) ............................                  2,701,880
                                                                    -----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.4%
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corporation
      5.500%, 09/25/13 .............................      500,000       499,873
   Federal National Mortgage Association
      5.125%, 04/15/11 .............................      365,000       368,880
      5.000%, 02/13/17 .............................      295,000       294,806

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT        VALUE
                                                       ----------   -----------
   Federal National Mortgage Association
      5.000%, 04/15/15 .............................   $1,290,000    $1,296,833
                                                                    -----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $2,443,523) ............................                  2,460,392
                                                                    -----------

--------------------------------------------------------------------------------
PREFERRED STOCK -- 8.2%
--------------------------------------------------------------------------------

                                                         SHARES
                                                       ----------
CONSUMER DISCRETIONARY -- 0.7%
   Comcast, Ser B, 7.000% ..........................       11,100       286,380
                                                                    -----------
FINANCIALS -- 7.5%
   Aspen Insurance Holdings, 7.401% ................       11,000       282,700
   Citigroup Capital XVI, Ser W, 6.450% ............       25,000       628,500
   Developers Divers Realty, 8.000% + ..............       11,700       300,690
   Duke Realty, Ser L, 6.600% + ....................        7,500       190,725
   First Industrial Realty Trust, Ser J, 7.250% + ..       11,000       281,050
   iStar Financial, Ser I, 7.500% + ................       15,000       379,050
   Public Storage, Ser H, 6.950% + .................       12,000       305,760
   Public Storage, Ser M, 6.625% + .................        8,500       210,460
   Taubman Centers, Ser G, 8.000% +.................       12,000       308,640
                                                                    -----------
                                                                      2,887,575
                                                                    -----------
   TOTAL PREFERRED STOCK
      (Cost $3,142,421) ............................                  3,173,955
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S.TREASURY OBLIGATIONS -- 5.2%
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT        VALUE
                                                       ----------   -----------
   United States Treasury Bonds
      4.625%, 02/15/17 .............................   $1,835,000   $ 1,834,139
      4.500%, 02/15/16 .............................      200,000       198,430
                                                                    -----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $2,037,578) ............................                  2,032,569
                                                                    -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
--------------------------------------------------------------------------------

   Morgan Stanley
      5.000%, dated 04/30/07, to be repurchased
      on 05/01/07, repurchase price $1,082,051
      (collateralized by a U.S. Treasury obligation,
      par value $837,523, 8.125%, 08/15/19,
      with a total market value of $1,103,545)
      (Cost $1,081,901) ............................    1,081,901     1,081,901
                                                                    -----------
   TOTAL INVESTMENTS -- 96.7%
      (Cost $37,576,355) ...........................                $37,465,385
                                                                    ===========
      PERCENTAGES ARE BASED ON NET ASSETS OF $38,734,668.

  +   REAL ESTATE INVESTMENT TRUST

 CL   CLASS

SER   SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W FIXED INCOME
                                                      PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

At April 30, 2007, the diversification of the Portfolio was as follows:

                                                          % OF
PORTFOLIO DIVERSIFICATION                              NET ASSETS      VALUE
-------------------------                              ----------   -----------
CORPORATE OBLIGATIONS
Financials .........................................      10.8%     $ 4,183,171
Consumer Discretionary .............................       6.2        2,394,979
Consumer Staples ...................................       3.2        1,254,353
Telecommunication Services .........................       2.4          922,488
Energy .............................................       2.3          908,825
Health Care ........................................       2.0          759,149
Information Technology .............................       1.7          653,500
Industrials ........................................       1.6          612,215
Materials ..........................................       0.5          219,500
                                                         -----      -----------
TOTAL CORPORATE OBLIGATIONS ........................      30.7       11,908,180
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS ........      36.4       14,106,508
PREFERRED STOCK ....................................       8.2        3,173,955
OTHER MORTGAGE-BACKED OBLIGATIONS ..................       7.0        2,701,880
U.S. GOVERNMENT AGENCY OBLIGATIONS .................       6.4        2,460,392
U.S. TREASURY OBLIGATIONS ..........................       5.2        2,032,569
REPURCHASE AGREEMENT ...............................       2.8        1,081,901
                                                         -----      -----------
TOTAL INVESTMENTS ..................................      96.7       37,465,385
TOTAL OTHER ASSETS AND LIABILITIES .................       3.3        1,269,283
                                                         -----      -----------
NET ASSETS .........................................     100.0%     $38,734,668
                                                         =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   -----------
AUSTRALIA -- 1.8%
   Brambles* .......................................      129,000   $ 1,410,260
                                                                    -----------
AUSTRIA -- 0.5%
   Voestalpine .....................................        6,000       403,069
                                                                    -----------
BAHAMAS -- 1.7%
   Teekay Shipping .................................       22,000     1,312,300
                                                                    -----------
CAYMAN ISLANDS -- 0.4%
   Seagate Technology ..............................       14,000       310,100
                                                                    -----------
FINLAND -- 2.8%
   Fortum ..........................................       40,700     1,260,222
   Metso ...........................................       17,900       979,048
                                                                    -----------
                                                                      2,239,270
                                                                    -----------
FRANCE -- 8.6%
   AXA .............................................       29,800     1,368,338
   BNP Paribas .....................................       10,000     1,160,200
   Bouygues ........................................       15,500     1,235,158
   Euler Hermes ....................................        5,400       829,358
   Neopost .........................................        7,100     1,029,060
   Renault .........................................        8,900     1,155,446
                                                                    -----------
                                                                      6,777,560
                                                                    -----------
GERMANY -- 12.7%
   Adidas ..........................................       15,000       892,389
   Allianz .........................................        8,300     1,888,294
   Continental .....................................       10,000     1,392,075
   Deutsche Bank ...................................        8,700     1,334,609
   Deutsche Telekom ................................       63,000     1,147,293
   E.ON ADR ........................................       32,300     1,619,199
   Hannover Rueckversicherung ......................       20,500     1,038,025
   Linde ...........................................        7,000       783,166
                                                                    -----------
                                                                     10,095,050
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   -----------
HONG KONG -- 3.6%
   Cathay Pacific Airways ..........................      460,000   $ 1,189,670
   Chinese Estates Holdings ........................      150,000       207,344
   Kingboard Chemical Holdings .....................      140,000       652,402
   Shenzhen Investment .............................    1,424,000       842,063
                                                                    -----------
                                                                      2,891,479
                                                                    -----------
JAPAN -- 15.0%
   Daiwa Securities Group ..........................       83,000       924,298
   East Japan Railway ..............................          180     1,459,368
   Komatsu .........................................       42,000       993,708
   Mitsubishi ......................................       57,800     1,231,877
   Mitsubishi UFJ Financial Group ..................          135     1,404,048
   Nomura Holdings .................................       50,000       955,400
   Sankyo ..........................................       17,600       771,283
   Sumitomo Heavy Industries .......................       76,000       782,188
   Sumitomo Metal Industries .......................      158,000       802,098
   Suzuki Motor ....................................       37,700     1,071,614
   Toyota Motor ADR ................................        3,125       379,438
   Yamaha Motor ....................................       43,400     1,146,290
                                                                    -----------
                                                                     11,921,610
                                                                    -----------
MEXICO -- 1.9%
   Cemex SAB ADR* ..................................       33,906     1,101,945
   Embotelladoras Arca .............................      107,300       382,897
                                                                    -----------
                                                                      1,484,842
                                                                    -----------
NETHERLANDS -- 7.1%
   Akzo Nobel ......................................       12,300       987,216
   ING Groep .......................................       24,356     1,109,478
   Koninklijke Ahold* ..............................       79,000     1,006,321
   TNT .............................................       31,100     1,398,698
   Wolters Kluwer ..................................       39,000     1,155,287
                                                                    -----------
                                                                      5,657,000
                                                                    -----------
NORWAY -- 0.9%
   Telenor ASA .....................................       36,500       679,528
                                                                    -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   -----------
PHILIPPINES -- 2.6%
   Globe Telecom ...................................       45,000   $ 1,156,887
   Philippine Long Distance Telephone ..............       16,500       875,249
                                                                    -----------
                                                                      2,032,136
                                                                    -----------
RUSSIA -- 1.3%
   OAO Gazprom ADR .................................       26,500     1,036,381
                                                                    -----------
SINGAPORE -- 1.7%
   SIA Engineering .................................      440,000     1,328,426
                                                                    -----------
SOUTH KOREA -- 1.4%
   LG Telecom* .....................................      108,000     1,126,155
                                                                    -----------
SPAIN -- 1.7%
   Telefonica ......................................       61,000     1,370,259
                                                                    -----------
SWEDEN -- 5.4%
   Assa Abloy, Cl B ................................       24,021       536,811
   Boliden .........................................       29,500       732,293
   Nordea Bank .....................................       53,000       915,329
   Saab, Cl B ......................................       38,252     1,117,315
   SKF, Cl B .......................................        9,200       200,221
   Ssab Svenskt Stal, Cl B .........................       24,000       792,139
                                                                    -----------
                                                                      4,294,108
                                                                    -----------
SWITZERLAND -- 4.4%
   Baloise Holding .................................       10,900     1,188,777
   Barry Callebaut .................................        1,000       823,320
   Nestle ..........................................        3,650     1,446,177
                                                                    -----------
                                                                      3,458,274
                                                                    -----------
THAILAND -- 0.9%
   Bangkok Bank NVDR ...............................      227,000       712,352
                                                                    -----------
UNITED KINGDOM -- 19.7%
   Anglo American ..................................       23,000     1,211,287
   Aviva ...........................................       70,747     1,110,026
   Barclays ........................................       86,537     1,249,410

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   -----------
UNITED KINGDOM -- CONTINUED
   Bellway .........................................       26,500   $   798,043
   BP ADR ..........................................       21,600     1,454,112
   GlaxoSmithKline .................................       35,000     1,009,595
   HSBC Holdings ...................................       58,715     1,078,149
   Persimmon .......................................       57,000     1,524,416
   Rio Tinto .......................................       17,774     1,080,122
   Rolls-Royce Group ...............................       85,000       809,772
   Rolls-Royce Group, Cl B .........................    5,032,000        10,265
   Tate & Lyle .....................................       85,000     1,054,085
   Tesco ...........................................      145,000     1,333,487
   Vodafone Group ..................................      400,000     1,138,074
   Wolseley ........................................       30,300       729,025
                                                                    -----------
                                                                     15,589,868
                                                                    -----------
   TOTAL COMMON STOCK
      (Cost $54,394,760) ...........................                 76,130,027
                                                                    -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.7%
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT
                                                       ----------
Morgan Stanley
   5.000%, dated 04/30/07, to be repurchased on
   05/01/07,repurchase price $2,174,681
   (collateralized by a U.S. Treasury obligation,
   par value $1,683,234, 8.125%,08/15/19, with a
   total market value of $2,217,878)
   (Cost $2,174,379) ...............................   $2,174,379     2,174,379
                                                                    -----------
TOTAL INVESTMENTS -- 98.8%
   (Cost $56,569,139) ..............................                $78,304,406
                                                                    ===========

      PERCENTAGES ARE BASED ON NET ASSETS OF $79,269,292.

   *  NON-INCOME PRODUCING SECURITY

 ADR  AMERICAN DEPOSITARY RECEIPT

  CL  CLASS

NVDR  NON-VOTING DEPOSITARY RECEIPT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W INTERNATIONAL
                                                      EQUITY PORTFOLIO
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

At April 30, 2007, sector diversification of the Portfolio was as follows:

                                                          % OF
SECTOR DIVERSIFICATION                                 NET ASSETS      VALUE
----------------------                                 ----------   -----------
COMMON STOCK
Financials .........................................      24.4%     $19,315,498
Industrials ........................................      17.9       14,176,654
Consumer Discretionary .............................      13.0       10,286,280
Telecommunication Services .........................      11.0        8,728,603
Materials ..........................................      10.0        7,893,335
Consumer Staples ...................................       7.6        6,046,287
Energy .............................................       4.8        3,802,792
Utilities ..........................................       3.6        2,879,421
Information Technology .............................       2.5        1,991,562
Health Care ........................................       1.3        1,009,595
                                                         -----      -----------
TOTAL COMMON STOCK .................................      96.1       76,130,027
REPURCHASE AGREEMENT ...............................       2.7        2,174,379
                                                         -----      -----------
TOTAL INVESTMENTS ..................................      98.8       78,304,406
TOTAL OTHER ASSETS AND LIABILITIES .................       1.2          964,886
                                                         -----      -----------
NET ASSETS .........................................     100.0%     $79,269,292
                                                         =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W PORTFOLIOS
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                        FIXED      INTERNATIONAL
                                                          EQUITY       INCOME          EQUITY
                                                        PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                       -----------   -----------   -------------
ASSETS:
Investments at Value (Cost $46,708,998, $37,576,355,
   and $56,569,139, respectively) ..................   $54,912,709   $37,465,385     $78,304,406
Cash ...............................................            --       467,125              --
Foreign Currency (Cost $206,477) ...................            --            --         206,477
Receivable for Investment Securities Sold ..........       290,318       538,527         605,353
Dividends and Interest Receivable ..................        57,199       302,826         242,519
Receivable for Capital Shares Sold .................           983            --          20,000
Foreign Tax Reclaim Receivable .....................         4,465            --           8,768
                                                       -----------   -----------     -----------
   TOTAL ASSETS ....................................    55,265,674    38,773,863      79,387,523
                                                       -----------   -----------     -----------
LIABILITIES:
Payable for Investment Securities Purchased ........       880,532            --              --
Payable due to Investment Adviser ..................        33,065         4,536          64,024
Payable for Capital Shares Redeemed ................        20,839         5,206              --
Payable for Income Distributions ...................            --         2,460              --
Payable due to Administrator .......................         9,104         6,443          13,220
Payable for Trustees' Fees .........................         1,839         1,287           2,647
Chief Compliance Officer Fees Payable ..............         1,327           980           1,877
Accrued Expenses ...................................        21,167        18,283          36,463
                                                       -----------   -----------     -----------
   TOTAL LIABILITIES ...............................       967,873        39,195         118,231
                                                       -----------   -----------     -----------
   NET ASSETS ......................................   $54,297,801   $38,734,668     $79,269,292
                                                       -----------   -----------     -----------
NET ASSETS CONSIST OF:
Paid-in Capital ....................................   $43,115,141   $39,005,367     $51,534,327
Undistributed Net Investment Income ................        18,604        11,258         259,773
Accumulated Net Realized Gain (Loss) on
   Investments and Foreign Currency Transactions ...     2,960,345      (170,987)      5,739,464
Net Unrealized Appreciation (Depreciation) on
   Investments .....................................     8,203,711      (110,970)     21,735,267
Net Unrealized Appreciation on Foreign Currency
   Transactions ....................................            --            --             461
                                                       -----------   -----------     -----------
   NET ASSETS ......................................   $54,297,801   $38,734,668     $79,269,292
                                                       ===========   ===========     ===========
INSTITUTIONAL SHARES:
   Outstanding Shares of Beneficial Interest
     (unlimited authorization -- no par value) .....     4,005,004     3,860,990       4,168,530
                                                       ===========   ===========     ===========
   NET ASSET VALUE, Offering and Redemption Price
     per Share .....................................   $     13.56   $     10.03     $     19.02
                                                       ===========   ===========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                       TS&W PORTFOLIOS FOR
                                                      THE SIX MONTHS ENDED
                                                      APRIL 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                              FIXED     INTERNATIONAL
                                                 EQUITY      INCOME        EQUITY
                                                PORTFOLIO   PORTFOLIO     PORTFOLIO
                                               ----------   ---------   -------------
INVESTMENT INCOME
Dividends ..................................   $  446,825    $ 57,940      $  906,919
Interest ...................................       55,670     926,774          27,648
Less: Foreign Taxes Withheld ...............       (6,362)         --         (77,048)
                                               ----------    --------      ----------
   TOTAL INCOME ............................      496,133     984,714         857,519
                                               ----------    --------      ----------
EXPENSES
Investment Advisory Fees ...................      193,025      80,759         366,085
Administration Fees ........................       55,643      38,792          79,126
Trustees' Fees .............................        3,887       2,681           5,502
Chief Compliance Officer Fees ..............        2,589       1,821           3,682
Transfer Agent Fees ........................       23,900      20,270          27,786
Legal Fees .................................       13,665       9,410          19,456
Audit Fees .................................        9,317       9,317           9,319
Filing and Registration Fees ...............        7,698       7,627           8,053
Shareholder Servicing Fees .................        7,135       4,838           9,829
Printing Fees ..............................        6,363       4,308           9,165
Custodian Fees .............................        2,280       1,559          31,231
Other Expenses .............................        2,618       8,060           9,409
                                               ----------    --------      ----------
   TOTAL EXPENSES ..........................      328,120     189,442         578,643
Less:
Waiver of Investment Advisory Fees .........           --     (54,276)             --
Fees Paid Indirectly -- Note 4 .............         (953)       (568)         (1,219)
                                               ----------    --------      ----------
   NET EXPENSES ............................      327,167     134,598         577,424
                                               ----------    --------      ----------
NET INVESTMENT INCOME ......................      168,966     850,116         280,095
                                               ----------    --------      ----------
NET REALIZED GAIN (LOSS) ON:
   Investments .............................    2,971,286     170,563       5,831,843
   Foreign Currency Transactions ...........           --          --         (92,155)
                                               ----------    --------      ----------

NET REALIZED GAIN ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS ...................    2,971,286     170,563       5,739,688
                                               ----------    --------      ----------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON:
   Investments .............................    1,734,562     (77,540)      3,672,140
   Foreign Currency Transactions ...........           --          --            (168)
                                               ----------    --------      ----------

NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ..........................    1,734,562     (77,540)      3,671,972
                                               ----------    --------      ----------

NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCY ........    4,705,848      93,023       9,411,660
                                               ----------    --------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ..............................   $4,874,814    $943,139      $9,691,755
                                               ==========    ========      ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS
                                                                ENDED
                                                              APRIL 30,    YEAR ENDED
                                                                 2007      OCTOBER 31,
                                                             (UNAUDITED)       2006
                                                             -----------   -----------
OPERATIONS:
   Net Investment Income .................................   $   168,966   $   430,688
   Net Realized Gain on Investments ......................     2,971,286     6,662,659
   Net Change in Unrealized Appreciation (Depreciation) on
     Investments .........................................     1,734,562    (1,166,965)
                                                             -----------   -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..     4,874,814     5,926,382
                                                             -----------   -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .................................      (220,573)     (363,468)
   Net Realized Gain .....................................    (6,648,910)   (1,873,653)
                                                             -----------   -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .....................    (6,869,483)   (2,237,121)
                                                             -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ................................................     2,030,226     3,832,943
   Reinvestment of Distributions .........................     6,695,967     2,205,116
   Redeemed ..............................................    (2,924,080)   (5,583,997)
                                                             -----------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
     TRANSACTIONS ........................................     5,802,113       454,062
                                                             -----------   -----------
   TOTAL INCREASE IN NET ASSETS ..........................     3,807,444     4,143,323
                                                             -----------   -----------

NET ASSETS:
   Beginning of Period ...................................    50,490,357    46,347,034
                                                             -----------   -----------
   End of Period (including undistributed net investment
     income of $18,604 and $70,211, respectively) ........   $54,297,801   $50,490,357
                                                             ===========   ===========
SHARE TRANSACTIONS:
   Issued ................................................       151,976       282,734
   Reinvestment of Distributions .........................       512,778       165,723
   Redeemed ..............................................      (217,908)     (410,832)
                                                             -----------   -----------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE
     TRANSACTIONS ........................................       446,846        37,625
                                                             ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             SIX MONTHS
                                                                ENDED
                                                              APRIL 30,    YEAR ENDED
                                                                2007       OCTOBER 31,
                                                             (UNAUDITED)      2006
                                                             -----------   -----------
OPERATIONS:
   Net Investment Income .................................   $   850,116   $ 1,491,170
   Net Realized Gain (Loss) on Investments ...............       170,563      (300,161)
   Net Change in Unrealized Appreciation (Depreciation) on
     Investments .........................................       (77,540)      511,929
                                                             -----------   -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS ..........................................       943,139     1,702,938
                                                             -----------   -----------
DIVIDENDS:
   Net Investment Income .................................      (861,093)   (1,499,453)
                                                             -----------   -----------
   TOTAL DIVIDENDS .......................................      (861,093)   (1,499,453)
                                                             -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ................................................     3,510,061     4,831,217
   Reinvestment of Distributions .........................       843,901     1,467,278
   Redeemed ..............................................    (1,023,235)   (1,300,215)
                                                             -----------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
     TRANSACTIONS ........................................     3,330,727     4,998,280
                                                             -----------   -----------
     TOTAL INCREASE IN NET ASSETS ........................     3,412,773     5,201,765
                                                             -----------   -----------
NET ASSETS:
   Beginning of period ...................................    35,321,895    30,120,130
                                                             -----------   -----------
   End of Period (including undistributed net investment
     income of $11,258 and $22,235, respectively) ........   $38,734,668   $35,321,895
                                                             ===========   ===========
SHARE TRANSACTIONS:
   Issued ................................................       350,222       487,840
   Reinvestment of Distributions .........................        84,103       148,072
   Redeemed ..............................................      (102,136)     (131,046)
                                                             -----------   -----------
   NET INCREASE IN SHARES OUTSTANDING FROM SHARE
     TRANSACTIONS ........................................       332,189       504,866
                                                             ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS
                                                                ENDED
                                                              APRIL 30,     YEAR ENDED
                                                                 2007       OCTOBER 31,
                                                             (UNAUDITED)       2006
                                                             -----------   ------------
OPERATIONS:
   Net Investment Income .................................   $   280,095   $    637,382
   Net Realized Gain on Investments and Foreign Currency
     Transactions ........................................     5,739,688     12,594,147
   Net Change in Unrealized Appreciation on Investments
     and Foreign Currency Transactions ...................     3,671,972      3,780,853
                                                             -----------   ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..     9,691,755     17,012,382
                                                             -----------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income .................................      (353,018)      (339,851)
   Net Realized Gains ....................................    (8,924,470)            --
                                                             -----------   ------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS ...................    (9,277,488)      (339,851)
                                                             -----------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ................................................     3,536,710      4,975,939
   Reinvestment of Distributions .........................     9,191,548        334,401
   Redeemed ..............................................    (4,375,758)   (10,987,357)
                                                             -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
     SHARE TRANSACTIONS ..................................     8,352,500     (5,677,017)
                                                             -----------   ------------
     TOTAL INCREASE IN NET ASSETS ........................     8,766,767     10,995,514
                                                             -----------   ------------
NET ASSETS:
   Beginning of Period ...................................    70,502,525     59,507,011
                                                             -----------   ------------
   End of Period (including undistributed net investment
     income of $259,773 and $332,696, respectively) ......   $79,269,292   $ 70,502,525
                                                             ===========   ============
SHARE TRANSACTIONS:
   Issued ................................................       191,082        292,415
   Reinvestment of Distributions .........................       513,019         20,757
   Redeemed ..............................................      (231,216)      (631,427)
                                                             -----------   ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING FROM
     SHARE TRANSACTIONS ..................................       472,885       (318,255)
                                                             ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                                   SIX MONTHS
                                                      ENDED
                                                    APRIL 30,                  YEARS ENDED OCTOBER 31,
                                                      2007      ------------------------------------------------------
                                                   (UNAUDITED)    2006        2005          2004       2003    2002(1)
                                                   -----------  -------     -------       -------    -------   -------
Net Asset Value, Beginning of Period ...........   $ 14.19      $ 13.16     $ 11.82       $ 10.40    $  8.63   $ 11.05
                                                   -------      -------     -------       -------    -------   -------
Income from Operations
   Net Investment Income .......................      0.04(2)      0.12(2)     0.12(2)(3)    0.10(2)    0.08      0.07
   Net Realized and Unrealized Gain (Loss) .....      1.27         1.54        1.35          1.41       1.77     (2.17)
                                                   -------      -------     -------       -------    -------   -------
Total from Operations ..........................      1.31         1.66        1.47          1.51       1.85     (2.10)
                                                   -------      -------     -------       -------    -------   -------
Dividends and Distributions:
   Net Investment Income .......................     (0.06)       (0.10)      (0.13)        (0.09)     (0.08)    (0.07)
   Net Realized Gain ...........................     (1.88)       (0.53)         --            --         --     (0.25)
                                                   -------      -------     -------       -------    -------   -------
     Total Dividends and Distributions .........     (1.94)       (0.63)      (0.13)        (0.09)     (0.08)    (0.32)
                                                   -------      -------     -------       -------    -------   -------
Net Asset Value, End of Period .................   $ 13.56      $ 14.19     $ 13.16       $ 11.82    $ 10.40   $  8.63
                                                   =======      =======     =======       =======    =======   =======
TOTAL RETURN+ ..................................      9.81%       12.99%      12.49%        14.60%     21.49%   (19.68)%
                                                   =======      =======     =======       =======    =======   =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ..........   $54,298      $50,490     $46,347       $47,135    $43,637   $43,736
Ratio of Expenses to Average Net Assets ........      1.27%*(4)    1.31%(4)    1.33%(4)      1.22%      1.24%     1.22%
Ratio of Net Investment Income to Average Net
   Assets ......................................      0.66%*       0.88%       0.91%(3)      0.85%      0.84%     0.62%
Portfolio Turnover Rate ........................        23%          46%         54%           31%        50%       33%

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

*     ANNUALIZED.

(1) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND TS&W EQUITY PORTFOLIO ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM TS&W EQUITY PORTFOLIO, A SERIES OF THE UAM FUNDS, INC. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND TS&W EQUITY PORTFOLIO PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM TS&W EQUITY PORTFOLIO.

(2)   PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

(3) NET INVESTMENT INCOME PER SHARE AND THE NET INVESTMENT INCOME RATIO INCLUDE $0.03 AND 0.28%, RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM MICROSOFT CORP. IN NOVEMBER 2004.

(4) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.28%, 1.31% AND 1.33% FOR THE SIX MONTHS ENDED APRIL 30, 2007 AND FISCAL YEARS ENDED 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                                           SIX MONTHS
                                                             ENDED
                                                            APRIL 30,                     YEARS ENDED OCTOBER 31,
                                                              2007        -------------------------------------------------------
                                                          (UNAUDITED)       2006         2005        2004         2003    2002(1)
                                                          ------------    -------      -------      -------     -------   -------
Net Asset Value, Beginning of Period ..................    $ 10.01        $  9.96      $ 10.42      $ 10.63     $ 10.81   $ 10.81
                                                           -------        -------      -------      -------     -------   -------
Income from Operations Net Investment Income ..........       0.24(2)        0.45(2)      0.35(2)      0.34(2)     0.38      0.47
Net Realized and Unrealized Gain (Loss) ...............       0.02           0.05        (0.29)        0.14        0.04      0.01
                                                           -------        -------      -------      -------     -------   -------
Total from Operations .................................       0.26           0.50         0.06         0.48        0.42      0.48
                                                           -------        -------      -------      -------     -------   -------
Dividends and Distributions:
   Net Investment Income ..............................      (0.24)         (0.45)       (0.37)       (0.34)      (0.38)    (0.48)
   Net Realized Gain ..................................         --             --        (0.15)       (0.35)      (0.22)       --
                                                           -------        -------      -------      -------     -------   -------
       Total Dividends and Distributions ..............      (0.24)         (0.45)       (0.52)       (0.69)      (0.60)    (0.48)
                                                           -------        -------      -------      -------     -------   -------
Net Asset Value, End of Period ........................    $ 10.03        $ 10.01      $  9.96      $ 10.42     $ 10.63   $ 10.81
                                                           =======        =======      =======      =======     =======   =======
TOTAL RETURN+ .........................................       2.61%++        5.19%++      0.55%        4.77%       3.94%     4.66%
                                                           =======        =======      =======      =======     =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .................    $38,735        $35,322      $30,120      $29,864     $31,776   $38,212
Ratio of Expenses to Average Net Assets ...............       0.75%**(3)     0.85%(3)     1.13%(3)     0.98%       0.98%     1.03%
Ratio of Expenses to Average Net Assets (Excluding
   Waivers) ...........................................       1.06%**        1.11%        1.13%        0.98%       0.98%     1.03%
Ratio of Net Investment Income to Average Net Assets ..       4.74%**        4.57%        3.42%        3.27%       3.36%     4.49%*
Portfolio Turnover Rate ...............................         28%            86%          82%          89%         88%       42%

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

 ++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES DURING THE PERIOD.

  * THE RECLASSIFICATION OF PAYDOWN GAINS AND LOSSES HAD NO PER SHARE EFFECT. THE PORTFOLIO'S RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.45% WITH THE RECLASSIFICATION OF PAYDOWN GAINS AND LOSSES FOR THE YEAR ENDED OCTOBER 31, 2002. RATIOS FOR PRIOR PERIODS HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE.

 **   ANNUALIZED.

(1) ON JUNE 24, 2002, THE ADVISORS'INNER CIRCLE FUND TS&W FIXED INCOME PORTFOLIO ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM TS&W FIXED INCOME PORTFOLIO, A SERIES OF THE UAM FUNDS, INC. THE OPERATIONS OF THE
      ADVISORS' INNER CIRCLE FUND TS&W FIXED INCOME PORTFOLIO PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM TS&W FIXED INCOME PORTFOLIO.

(2)   PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.75%, 0.85% AND 1.13% FOR THE SIX MONTHS ENDED APRIL 30, 2007 AND THE FISCAL YEARS ENDED 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                                          SIX MONTHS
                                                             ENDED
                                                           APRIL 30,                      YEARS ENDED OCTOBER 31,
                                                             2007         -------------------------------------------------------
                                                          (UNAUDITED)       2006        2005          2004        2003    2002(1)
                                                          -----------     -------      -------      -------     -------   -------
Net Asset Value, Beginning of Period ..................     $ 19.08       $ 14.83      $ 12.88      $ 11.66     $  9.29   $ 10.68
                                                            -------       -------      -------      -------     -------   -------
Income from Operations
   Net Investment Income ..............................        0.07(2)       0.16(2)      0.11(2)      0.09(2)     0.08      0.04
   Net Realized and Unrealized
     Gain (Loss) ......................................        2.44          4.17         1.92         1.21        2.31     (1.40)
                                                            -------       -------      -------      -------     -------   -------
Total from Operations .................................        2.51          4.33         2.03         1.30        2.39     (1.36)
                                                            -------       -------      -------      -------     -------   -------
Redemption Fees .......................................          --            --           --+          --+         --+       --+
                                                            -------       -------      -------      -------     -------   -------
Dividends and Distributions:
   Net Investment Income ..............................       (0.09)        (0.08)       (0.08)       (0.08)      (0.02)    (0.03)
   Net Realized Gains .................................       (2.48)           --           --           --          --        --
                                                            -------       -------      -------      -------     -------   -------
     Total Dividends and Distributions ................       (2.57)        (0.08)       (0.08)       (0.08)      (0.02)    (0.03)
                                                            -------       -------      -------      -------     -------   -------
Net Asset Value, End of Period ........................     $ 19.02       $ 19.08      $ 14.83      $ 12.88     $ 11.66   $  9.29
                                                            =======       =======      =======      =======     =======   =======
TOTAL RETURN++ ........................................       14.03%        29.33%       15.82%       11.21%      25.78%   (12.78)%
                                                            =======       =======      =======      =======     =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .................     $79,269       $70,503      $59,507      $58,430     $66,264   $63,655
Ratio of Expenses to Average Net Assets ...............        1.58%*(3)     1.61%(3)     1.63%(3)     1.51%       1.51%     1.45%
Ratio of Net Investment Income to Average Net Assets ..        0.77%*        0.96%        0.76%        0.74%       0.87%     0.33%
Portfolio Turnover Rate ...............................          19%           74%          22%          20%         12%       22%

  +   AMOUNT WAS LESS THAN $0.01 PER SHARE.

 ++ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

  *   ANNUALIZED.

(1) ON JUNE 24, 2002, THE ADVISORS' INNER CIRCLE FUND TS&W INTERNATIONAL EQUITY PORTFOLIO ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM TS&W INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF THE UAM FUNDS, INC. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND TS&W INTERNATIONAL EQUITY PORTFOLIO PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM TS&W INTERNATIONAL EQUITY PORTFOLIO.

(2)   PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.58%, 1.61% AND 1.63% FOR THE SIX MONTHS ENDED APRIL 30, 2007 AND FISCAL YEARS 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The TS&W International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

      USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign

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--------------------------------------------------------------------------------

      or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolios are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolios seek to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolios' Board of Trustees (the "Board"). The Portfolios' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      For securities in the International Equity Portfolio that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant

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THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

      Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the International Equity Portfolio calculates net asset value, it may request that a Committee Meeting be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the International Equity Portfolio calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser for the International Equity Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.

      The TS&W International Equity Portfolio uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolios value their non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser to the Portfolios believes that the fair values provided by FT are not reliable, the Adviser contacts the Portfolio's administrator and requests that a meeting of the Committee be held.

      If a local market in which the Portfolio owns securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding

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--------------------------------------------------------------------------------

      currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above. As of April 30, 2007, there were no securities valued in accordance with the Fair Value Procedures.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

      REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

      FOREIGN CURRENCY TRANSLATION -- The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

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--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The International Equity Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the International Equity Portfolio as unrealized gain or loss. The International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. At April 30, 2007, there were no open forward foreign currency exchange contracts.

      EXPENSES -- Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the Portfolios of the Trust based on the number of Portfolios and/or relative net assets.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. The TS&W International Equity Portfolio distributes substantially all of its net investment income annually. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

      REDEMPTION FEES -- The TS&W International Equity Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days. For the six months ended April 30, 2007, there were no redemption fees retained.

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--------------------------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, SHAREHOLDER SERVICING, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios' average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegal & Walmsey, Inc. (the "Adviser").

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--------------------------------------------------------------------------------

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

The Portfolios earned cash management credits which are used to offset transfer agent expenses. This amount is labeled as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank of California, N.A. acts as Custodian (the "Custodian") for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for the month, as follows.

      TS&W PORTFOLIOS                                              RATE
      ---------------                                              -----
      Equity ...................................................   0.75%
      Fixed Income .............................................   0.45%
      International Equity .....................................   1.00%

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses from exceeding 1.50%, 0.75%, and 1.75% of the average daily net assets of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio, respectively.

6. INVESTMENT TRANSACTIONS:

For the six months ended April 30, 2007, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

                                                                    SALES AND
TS&W PORTFOLIOS                                       PURCHASES     MATURITIES
---------------                                     ------------   -------------
Equity ..........................................    $11,587,594     $12,024,124
Fixed Income ....................................      6,088,772       6,156,621
International Equity ............................     13,584,512      17,209,813

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--------------------------------------------------------------------------------

Purchases and sales and maturities of long-term U.S. Government securities were $5,206,977 and $3,113,329, respectively for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

7. FEDERAL TAX INFORMATION:

It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision of Federal income taxes has been made in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                        ORDINARY     LONG-TERM
TS&W PORTFOLIOS                          INCOME     CAPITAL GAIN        TOTAL
---------------                        ----------   ------------      ----------
Equity
      2006 ..........................  $  363,468     $1,873,653      $2,237,121
      2005 ..........................     453,968         31,507         485,475
Fixed Income
      2006 ..........................   1,499,453             --       1,499,453
      2005 ..........................   1,077,979        438,151       1,516,130
International Equity
      2006 ..........................     339,851             --         339,851
      2005 ..........................     380,660             --         380,660

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--------------------------------------------------------------------------------

As of October 31, 2006, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                                                      TS&W PORTFOLIOS
                                           ------------------------------------------
                                                                        INTERNATIONAL
                                             EQUITY     FIXED INCOME      EQUITY
                                           -----------  ------------   --------------
Undistributed Ordinary Income ..........   $   360,477     $ 199,830      $   332,696
Undistributed Long-Term Capital Gain ...     6,351,670            --        8,924,246
Capital Loss Carryforwards .............            --      (341,550)              --
Unrealized Appreciation ................     6,465,182       (33,430)      18,063,756
Other Temporary Differences ............            --      (177,595)              --
                                           -----------  ------------   --------------
Total Distributable Earnings/
   (Accumulated Losses) ................   $13,177,329     $(352,745)     $27,320,698
                                           ===========  ============   ==============

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

                                                                       TOTAL CAPITAL
                                                                           LOSS
                                             EXPIRES       EXPIRES     CARRYFORWARD
TS&W PORTFOLIOS                                2014          2013        10/31/06
---------------                            -----------   -----------   --------------
Fixed Income ...........................     $331,006      $10,544        $341,550

During the year ended October 31, 2006, the TS&W International Equity Fund utilized $3,974,202 of Capital loss carryforwards to offset capital gains.

The  Federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation on investments, held by the Portfolios at April 30, 2007, were as follows:

                                                        AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                           FEDERAL        UNREALIZED        UNREALIZED       APPRECIATION/
TS&W PORTFOLIOS                            TAX COST      APPRECIATION      DEPRECIATION     (DEPRECIATION)
---------------                           -----------   ---------------   ---------------   ---------------
Equity ................................   $46,708,998     $ 8,660,290        $(456,579)       $ 8,203,711
Fixed Income ..........................    37,576,355         207,314         (318,284)          (110,970)
International Equity ..................    56,569,139      21,917,350         (182,083)        21,735,267

8. CONCENTRATION OF RISK:

At April 30, 2007, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

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When the TS&W International  Equity Portfolio invests in foreign securities,  it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the TS&W International Equity Portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or repatriated. The TS&W International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

9. OTHER:

At April 30, 2007, the percentage of total shares outstanding held by shareholders for each Portfolio, which comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

                                                    NO. OF               %
TS&W PORTFOLIOS                                  SHAREHOLDERS        OWNERSHIP
---------------                                  ------------        ---------
Equity .......................................        1                 28%
Fixed Income .................................        1                 39%
International Equity .........................        1                 33%

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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10. NEW ACCOUNTING PRONOUNCEMENT:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Portfolios will not be required to adopt FIN 48 until April 30, 2008. As of April 30, 2007, the Portfolios have not completed their evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September  2006,  FASB issued  Statement on  Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Portfolios do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

11. SUBSEQUENT EVENT:

Effective May 15, 2007, the Adviser, Thompson, Siegel & Walmsley, Inc., reorganized into a Delaware limited liability company. As a result of the reorganization its name changed to Thompson, Siegel & Walmsley LLC.

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense cost from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                         BEGINNING     ENDING                 EXPENSES
                                          ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                           VALUE       VALUE      EXPENSE      DURING
                                          11/1/06     4/30/07      RATIOS      PERIOD*
---------------------------------------------------------------------------------------
TS&W EQUITY PORTFOLIO
---------------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares                     $1,000.00   $1,098.10      1.27%       $6.61

HYPOTHETICAL 5% RETURN
Institutional Shares                      1,000.00    1,018.50      1.27         6.36
---------------------------------------------------------------------------------------
TS&W FIXED INCOME PORTFOLIO
---------------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares                     $1,000.00   $1,026.10      0.75%       $3.77

HYPOTHETICAL 5% RETURN
Institutional Shares                      1,000.00    1,021.08      0.75         3.76
---------------------------------------------------------------------------------------
TS&W INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------
ACTUAL PORTFOLIO RETURN
Institutional Shares                     $1,000.00   $1,140.30      1.58%       $8.38

HYPOTHETICAL 5% RETURN
Institutional Shares                      1,000.00    1,016.96      1.58         7.90
---------------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND                             THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Portfolios may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on November 14-15, 2006, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things:
(i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Portfolios and the Adviser;
(iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Portfolios; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Portfolio investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Portfolio service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including the Adviser's investment process, portfolio characteristics and top holdings. The representative also discussed the Adviser's execution costs and its use of outside consultants to help analyze execution quality. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions

THE ADVISORS' INNER CIRCLE FUND                             THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. In considering the quality, nature and extent of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Portfolios, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Portfolios.

The Trustees also considered other services to be provided to the Portfolios by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Portfolios' investment restrictions, and monitoring compliance with various Portfolio policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Portfolios by the Adviser.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS AND THE ADVISER. The Board was provided with information regarding each Fund's performance since its inception. The Board also compared each Portfolio's performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Portfolios over the past year. Based on this information, the Board concluded that each Portfolio's performance was reasonable as compared to its relevant benchmarks and was satisfied with the investment results that Adviser had been able to achieve for each Portfolio.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by the Portfolios were reasonable, the Trustees reviewed a report of the advisory fees paid by the Portfolios to the Adviser, the fee waivers that the Adviser had made over the period, and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Portfolios. The Trustees considered the information provided and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

expense ratio and advisory fees paid by the Portfolios to those paid by other comparable mutual funds and concluded that the advisory fees were the result of arm's length negotiations and appeared reasonable in light of the services rendered and were comparable to those of similarly managed mutual funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Portfolios.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Portfolios; and (c) agreed to renew the Agreement for another year.

                                 TS&W PORTFOLIOS
                                 P.O. Box 219009
                             Kansas City, MO 64121
                                 1-866-4TSW-FUN

                                    ADVISER:
                        Thompson, Siegel & Walmsley, Inc.
                          6806 Paragon Place, Suite 300
                               Richmond, VA 23230

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the
                             Portfolios described.

TSW-SAR-001-0500

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                     The Advisors' Inner Circle Fund


By (Signature and Title)*                        /s/ James F. Volk
                                                 -------------------------------
                                                 James F. Volk, President

Date:  June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                        /s/ James F. Volk
                                                 -------------------------------
                                                 James F. Volk, President

Date:  June 27, 2007


By (Signature and Title)*                        /s/ Michael Lawson
                                                 -------------------------------
                                                 Michael Lawson
                                                 Controller & CFO


Date:  June 27, 2007

* Print the name and title of each signing officer under his or her signature.